Exhibit 4b(2)


                                                                  COUNTERPART __
                                                             OF 110 COUNTERPARTS


================================================================================

                         CAROLINA POWER & LIGHT COMPANY

                                       TO

                              THE BANK OF NEW YORK
                         (formerly Irving Trust Company)

                                       AND

                               DOUGLAS J. MACINNES

  (successor to Frederick G. Herbst, Richard H. West, J.A. Austin, E.J. McCabe,
        G. White, D.W. May, J.A. Vaughan, Joseph J. Arney, Wafaa Orfy and
                                W.T. Cunningham)

                                        as Trustees under Carolina Power &
                                        Light Company's Mortgage and Deed
                                        of Trust, dated as of May 1, 1940


                                ----------------

                       Sixty-ninth Supplemental Indenture

                        Providing among other things for
             First Mortgage Bonds, Pollution Control Series N and O
                    (Seventy-first and Seventy-second Series)

                                -----------------


                            Dated as of June 1, 2000


================================================================================


                                                Prepared by and Return to:
                                                Hunton & Williams (TSG)
                                                Post Office Box 109
                                                Raleigh, North Carolina 27602

                       SIXTY-NINTH SUPPLEMENTAL INDENTURE

         INDENTURE, dated as of June 1, 2000, by and between CAROLINA POWER & LIGHT COMPANY, a corporation of the State of North Carolina, whose post office address is 411 Fayetteville Street, Raleigh, North Carolina 27601-1768 (hereinafter sometimes called the Company), and THE BANK OF NEW YORK (formerly Irving Trust Company), a corporation of the State of New York, whose post office address is 101 Barclay Street, New York, New York 10286 (hereinafter sometimes called the Corporate Trustee), and DOUGLAS J. MACINNES (successor to Frederick
G. Herbst, Richard H. West, J.A. Austin, E.J. McCabe, G. White, D.W. May, J.A. Vaughan, Joseph J. Arney, Wafaa Orfy and W.T. Cunningham), whose post office address is 1784 W. McGalliard Avenue, Hamilton, New Jersey 08610 (the Corporate Trustee and the Individual Trustee being hereinafter together sometimes called the Trustees), as Trustees under the Mortgage and Deed of Trust, dated as of May 1, 1940 (hereinafter called the Mortgage), which Mortgage was executed and delivered by the Company to Irving Trust Company (now The Bank of New York) and Frederick G. Herbst to secure the payment of bonds issued or to be issued under and in accordance with the provisions of the Mortgage, reference to which Mortgage is hereby made, this Indenture (hereinafter sometimes called the Sixty-ninth Supplemental Indenture) being supplemental thereto:

         WHEREAS, the Mortgage was recorded in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, the Mortgage was indexed and cross-indexed in the real and chattel mortgage records in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, an instrument, dated as of June 25, 1945, was executed by the Company appointing Richard H. West as Individual Trustee in succession to said Frederick G. Herbst (deceased) under the Mortgage, and by Richard H. West accepting said appointment, which instrument was recorded in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, an instrument, dated as of December 12, 1957, was executed by the Company appointing J.A. Austin as Individual Trustee in succession to said Richard H. West (resigned) under the Mortgage, and by J.A. Austin accepting said appointment, which instrument was recorded in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, an instrument, dated as of April 15, 1966, was executed by the Company appointing E.J. McCabe as Individual Trustee in succession to said J.A. Austin (resigned) under the Mortgage, and by E.J. McCabe accepting said appointment, which instrument was recorded in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, by the Seventeenth Supplemental Indenture mentioned below, the Company, among other things, appointed G. White as Individual Trustee in succession to said E.J. McCabe (resigned), and G. White accepted said appointment; and

         WHEREAS, by the Nineteenth Supplemental Indenture mentioned below, the Company, among other things, appointed D.W. May as Individual Trustee in succession to said G. White (resigned), and D.W. May accepted said appointment; and

         WHEREAS, by the Thirty-fifth Supplemental Indenture mentioned below, the Company, among other things, appointed J.A. Vaughan as Individual Trustee in succession to said D.W. May (resigned), and J.A. Vaughan accepted said appointment; and

         WHEREAS, an instrument, dated as of June 27, 1988, was executed by the Company appointing Joseph J. Arney as Individual Trustee in succession to said J.A. Vaughan (resigned) under the Mortgage, and by Joseph J. Arney accepting said appointment, which instrument was recorded in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, by the Forty-fifth Supplemental Indenture mentioned below, the Company, among other things, appointed Wafaa Orfy as Individual Trustee in succession to said Joseph J. Arney (resigned), and Wafaa Orfy accepted said appointment; and

         WHEREAS, by the Forty-ninth Supplemental Indenture mentioned below, the Company, among other things, appointed W.T. Cunningham as Individual Trustee in succession to said Wafaa Orfy (resigned), and W.T. Cunningham accepted said appointment; and

         WHEREAS, by the Sixty-sixth Supplemental Indenture mentioned below, the Company, among other things, appointed Douglas J. MacInnes as Individual Trustee in succession to said W.T. Cunningham (resigned), and Douglas J. MacInnes accepted said appointment; and

         WHEREAS, such instruments were indexed and cross-indexed in the real and chattel mortgage records in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, by the Mortgage, the Company covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the lien of the Mortgage any property thereafter acquired intended to be subject to the lien thereof; and

         WHEREAS, for said purposes, among others, the Company executed and delivered to the Trustees the following supplemental indentures:

                  Designation                                Dated as of
                  -----------                                -----------

         First Supplemental Indenture.....................   January 1, 1949
         Second Supplemental Indenture....................   December 1, 1949
         Third Supplemental Indenture.....................   February 1, 1951
         Fourth Supplemental Indenture....................   October 1, 1952
         Fifth Supplemental Indenture.....................   March 1, 1958
         Sixth Supplemental Indenture.....................   April 1, 1960
         Seventh Supplemental Indenture...................   November 1, 1961
         Eighth Supplemental Indenture....................   July 1, 1964
         Ninth Supplemental Indenture.....................   April 1, 1966
         Tenth Supplemental Indenture.....................   October 1, 1967
         Eleventh Supplemental Indenture..................   October 1, 1968
         Twelfth Supplemental Indenture...................   January 1, 1970
         Thirteenth Supplemental Indenture................   August 1, 1970
         Fourteenth Supplemental Indenture................   January 1, 1971
         Fifteenth Supplemental Indenture.................   October 1, 1971
         Sixteenth Supplemental Indenture.................   May 1, 1972
         Seventeenth Supplemental Indenture...............   May 1, 1973
         Eighteenth Supplemental Indenture................   November 1, 1973
         Nineteenth Supplemental Indenture................   May 1, 1974
         Twentieth Supplemental Indenture.................   December 1, 1974
         Twenty-first Supplemental Indenture..............   April 15, 1975
         Twenty-second Supplemental Indenture.............   October 1, 1977
         Twenty-third Supplemental Indenture..............   June 1, 1978
         Twenty-fourth Supplemental Indenture.............   May 15, 1979
         Twenty-fifth Supplemental Indenture..............   November 1, 1979
         Twenty-sixth Supplemental Indenture..............   November 1, 1979
         Twenty-seventh Supplemental Indenture............   April 1, 1980
         Twenty-eighth Supplemental Indenture.............   October 1, 1980
         Twenty-ninth Supplemental Indenture..............   October 1, 1980

                  Designation                                Dated as of
                  -----------                                -----------

         Thirtieth Supplemental Indenture.................   December 1, 1982
         Thirty-first Supplemental Indenture..............   March 15, 1983
         Thirty-second Supplemental Indenture.............   March 15, 1983
         Thirty-third Supplemental Indenture..............   December 1, 1983
         Thirty-fourth Supplemental Indenture.............   December 15, 1983
         Thirty-fifth Supplemental Indenture..............   April 1, 1984
         Thirty-sixth Supplemental Indenture..............   June 1, 1984
         Thirty-seventh Supplemental Indenture............   June 1, 1984
         Thirty-eighth Supplemental Indenture.............   June 1, 1984
         Thirty-ninth Supplemental Indenture..............   April 1, 1985
         Fortieth Supplemental Indenture..................   October 1, 1985
         Forty-first Supplemental Indenture...............   March 1, 1986
         Forty-second Supplemental Indenture..............   July 1, 1986
         Forty-third Supplemental Indenture...............   January 1, 1987
         Forty-fourth Supplemental Indenture..............   December 1, 1987
         Forty-fifth Supplemental Indenture...............   September 1, 1988
         Forty-sixth Supplemental Indenture...............   April 1, 1989
         Forty-seventh Supplemental Indenture.............   August 1, 1989
         Forty-eighth Supplemental Indenture..............   November 15, 1990
         Forty-ninth Supplemental Indenture...............   November 15, 1990
         Fiftieth Supplemental Indenture..................   February 15, 1991
         Fifty-first Supplemental Indenture...............   April 1, 1991
         Fifty-second Supplemental Indenture..............   September 15, 1991
         Fifty-third Supplemental Indenture...............   January 1, 1992
         Fifty-fourth Supplemental Indenture..............   April 15, 1992
         Fifty-fifth Supplemental Indenture...............   July 1, 1992
         Fifty-sixth Supplemental Indenture...............   October 1, 1992
         Fifty-seventh Supplemental Indenture.............   February 1, 1993
         Fifty-eighth Supplemental Indenture..............   March 1, 1993
         Fifty-ninth Supplemental Indenture...............   July 1, 1993
         Sixtieth Supplemental Indenture..................   July 1, 1993
         Sixty-first Supplemental Indenture...............   August 15, 1993
         Sixty-second Supplemental Indenture..............   January 15, 1994
         Sixty-third Supplemental Indenture...............   May 1, 1994
         Sixty-fourth Supplemental Indenture..............   August 15, 1997
         Sixty-fifth Supplemental Indenture...............   April 1, 1998
         Sixty-sixth Supplemental Indenture...............   March 1, 1999
         Sixty-seventh Supplemental Indenture.............   March 1, 2000
         Sixty-eighth Supplemental Indenture..............   April 1, 2000

which supplemental indentures (other than said Sixty-fifth Supplemental Indenture and said Sixty-seventh Supplemental Indenture) were recorded in various Counties in the States of North Carolina and South Carolina, and were indexed and cross-indexed in the real and chattel mortgage or security interest records in various Counties in the States of North Carolina and South Carolina; and

         WHEREAS, no recording or filing of said Sixty-fifth Supplemental Indenture in any manner or place is required by law in order to fully preserve and protect the security of the bondholders and all rights of the Trustees or is necessary to make effective the lien intended to be created by the Mortgage or said Sixty-fifth Supplemental Indenture; and said Sixty-seventh Supplemental Indenture was recorded only in Rowan County, North Carolina to make subject to the lien of the Mortgage, as supplemented, certain property of the Company located in said County intended to be subject to the lien of the Mortgage, as supplemented, all in accordance with Section 42 of the Mortgage; and

         WHEREAS, the Mortgage and said First through Sixty-eighth Supplemental Indentures (other than said Sixty-fifth and said Sixty-seventh Supplemental Indentures) were or are to be recorded in all Counties in the States of North Carolina and South Carolina in which this Sixty-ninth Supplemental Indenture is to be recorded; and

         WHEREAS, in addition to the property described in the Mortgage, as heretofore supplemented, the Company has acquired certain other property, rights and interests in property; and

         WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, as supplemented, the following series of First Mortgage Bonds:

                                                                     Principal                   Principal
                                                                      Amount                      Amount
              Series                                                  Issued                    Outstanding
              ------                                                 ---------                  -----------
3-3/4% Series due 1965............................................  $ 46,000,000                      None
3-1/8% Series due 1979............................................    20,100,000                      None
3-1/4% Series due 1979............................................    43,930,000                      None
2-7/8% Series due 1981............................................    15,000,000                      None
3-1/2% Series due 1982............................................    20,000,000                      None
4-1/8% Series due 1988............................................    20,000,000                      None
4-7/8% Series due 1990............................................    25,000,000                      None
4-1/2% Series due 1991............................................    25,000,000                      None
4-1/2% Series due 1994............................................    30,000,000                      None
5-1/8% Series due 1996............................................    30,000,000                      None
6-3/8% Series due 1997............................................    40,000,000                      None
6-7/8% Series due 1998............................................    40,000,000                      None
8-3/4% Series due 2000..........................................      40,000,000                      None
8-3/4% Series due August 1, 2000..................................    50,000,000                      None
7-3/8% Series due 2001............................................    65,000,000                      None
7-3/4% Series due October 1, 2001.................................    70,000,000                      None
7-3/4% Series due 2002............................................   100,000,000                      None
7-3/4% Series due 2003............................................   100,000,000                      None
8-1/8% Series due November 1, 2003................................   100,000,000                      None
9-3/4% Series due 2004............................................   125,000,000                      None
11-1/8% Series due 1994...........................................    50,000,000                      None
11% Series due April 15, 1984.....................................   100,000,000                      None
8-1/2% Series due October 1, 2007.................................   100,000,000                      None
9-1/4% Series due June 1, 2008....................................   100,000,000                      None
10-1/2% Series due May 15, 2009...................................   125,000,000                      None
12-1/4% Series due November 1, 2009...............................   100,000,000                      None
Pollution Control Series A........................................    63,000,000                      None
14-1/8% Series due April 1, 1987..................................   125,000,000                      None
Pollution Control Series B........................................    50,000,000                      None
Pollution Control Series C........................................     6,000,000                      None
11-5/8% Series due December 1, 1992...............................   100,000,000                      None
Pollution Control Series D........................................    48,485,000              $ 48,485,000
Pollution Control Series E........................................     5,970,000                 5,970,000
12-7/8% Series due December 1, 2013...............................   100,000,000                      None
Pollution Control Series F........................................    34,700,000                34,700,000
13-3/8% Series due April 1, 1994..................................   100,000,000                      None
Pollution Control Series G........................................   122,615,000                      None
Pollution Control Series H........................................    70,000,000                      None
Pollution Control Series I........................................    70,000,000                      None


                                       5


                                                                     Principal                   Principal
                                                                      Amount                      Amount
              Series                                                  Issued                    Outstanding
              ------                                                 ---------                  -----------

Pollution Control Series J........................................     6,385,000                 1,795,000
Pollution Control Series K........................................     2,580,000                 2,580,000
Extendible Series due April 1, 1995...............................   125,000,000                      None
11-3/4% Series due October 1, 2015................................   100,000,000                      None
8-7/8% Series due March 1, 2016...................................   100,000,000                      None
8-1/8% Series due July 1, 1996....................................   125,000,000                      None
8-1/2% Series due January 1, 2017.................................   100,000,000                      None
9.174% Series due December 1, 1992................................   100,000,000                      None
9% Series due September 1, 1993...................................   100,000,000                      None
9.60% Series due April 1, 1991....................................   100,000,000                      None
Secured Medium-Term Notes, Series A...............................   200,000,000                      None
8-1/8% Series due November 15, 1993...............................   100,000,000                      None
Secured Medium-Term Notes, Series B...............................   100,000,000                      None
8-7/8% Series due February 15, 2021..............................    125,000,000                      None
9% Series due April 1, 2022.......................................   100,000,000                      None
8-5/8% Series due September 15, 2021..............................   100,000,000               100,000,000
5.20% Series due January 1, 1995..................................   125,000,000                      None
7-7/8% Series due April 15, 2004..................................   150,000,000               150,000,000
8.20% Series due July 1, 2022.....................................   150,000,000               150,000,000
6-3/4% Series due October 1, 2002.................................   100,000,000               100,000,000
6-1/8% Series due February 1, 2000................................   150,000,000                      None
7-1/2% Series due March 1, 2023...................................   150,000,000               150,000,000
5-3/8% Series due July 1, 1998....................................   100,000,000                      None
Secured Medium-Term Notes, Series C...............................   200,000,000                      None
6-7/8% Series due August 15, 2023.................................   100,000,000               100,000,000
5-7/8% Series due January 15, 2004................................   150,000,000               150,000,000
Pollution Control Series L........................................    72,600,000                72,600,000
Pollution Control Series M........................................    50,000,000                50,000,000
6.80% Series due August 15, 2007..................................   200,000,000               200,000,000
5.95% Senior Note Series due March 1, 2009........................   400,000,000               400,000,000
7.50% Senior Note Series due April 1, 2005........................   300,000,000               300,000,000

which bonds are sometimes called bonds of the First through Seventieth Series, respectively; and

         WHEREAS, Section 8 of the Mortgage provides that the form of each series of bonds (other than the First Series) issued thereunder and of the coupons to be attached to coupon bonds of such series shall be established by Resolution of the Board of Directors of the Company and that the form of such series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof, and may also contain such provisions not inconsistent with the provisions of the Mortgage as said Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and

         WHEREAS, Section 120 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, or may establish the terms and provisions of any series of bonds other than said First Series, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the lien of the Mortgage shall be situated; and

         WHEREAS, the Company now desires to create a new series of bonds and to add to its covenants and agreements contained in the Mortgage, as heretofore supplemented, certain other covenants and agreements to be observed by it and to alter and amend in certain respects the covenants and provisions contained in the Mortgage, as heretofore supplemented; and

         WHEREAS, the execution and delivery by the Company of this Sixty-ninth Supplemental Indenture, and the terms of the bonds of the Seventy-first and Seventy-second Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate resolutions of said Board of Directors;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That the Company, in consideration of the premises and of One Dollar to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in further evidence of assurance of the estate, title and rights of the Trustees and in order further to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage, according to their tenor and effect and the performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modification made as in the Mortgage provided) and of said bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms (subject, however, to Excepted Encumbrances as defined in Section 6 of the Mortgage) unto The Bank of New York and Douglas J. MacInnes, as Trustees under the Mortgage, and to their successor or successors in said trust, and to said Trustees and their successors and assigns forever, all the following described properties of the Company:

                  All electric generating plants, stations, transmission lines, and electric distribution systems, including permanent improvements, extensions or additions to or about such electrical plants, stations, transmission lines and distribution systems of the Company; all dams, power houses, power sites, buildings, generators, reservoirs, pipe lines, flumes, structures and works; all substations, transformers, switchboards, towers, poles, wires, insulators, and other appliances and equipment, and the Company's rights or interests in the land upon which the same are situated, and all other property, real or personal, forming a part of or appertaining to, or used, occupied or enjoyed in connection with said generating plants, stations, transmission lines, and distribution systems; together with all rights of way, easements, permits, privileges, franchises and rights for or related to the construction, maintenance, or operation thereof, through, over, under or upon any public streets or highways, or the public lands of the United States, or of any State or other lands; and all water appropriations and water rights, permits and privileges; including all property, real, personal, and mixed, acquired by the Company after the date of the execution and delivery of the Mortgage, in addition to property covered by the above-mentioned supplemental indentures (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), now owned or, subject to the provisions of Section 87 of the Mortgage, hereafter acquired by the Company and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Sixty-ninth Supplemental Indenture) all lands, power sites, flowage rights, water rights, flumes, raceways, dams, rights of way and roads; all steam and power houses, gas plants, street lighting systems, standards and other equipment incidental thereto, telephone, radio and television systems, air-conditioning systems and equipment incidental thereto, water works, steam heat and hot water plants, lines, service and supply systems, bridges, culverts, tracts, ice or refrigeration plants and equipment, street and interurban railway systems, offices, buildings and other structures and the equipment thereof; all machinery, engines, boilers, dynamos, electric and gas machines, regulators, meters, transformers, generators, motors, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, wires, cables, tools, implements, apparatus, furniture, chattels and choses in action; all municipal and other franchises, consents or permits; all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose including poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore or in the Mortgage, as heretofore supplemented, described.

         TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

         IT IS HEREBY AGREED by the Company that, subject to the provisions of
Section 87 of the Mortgage, all the property, rights and franchises acquired by the Company after the date hereof (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted) shall be and are as fully granted and conveyed hereby and as fully embraced within the lien hereof and the lien of the Mortgage as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

         PROVIDED THAT the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of this Sixty-ninth Supplemental Indenture and from the lien and operation of the Mortgage, namely: (1) cash, shares of stock and obligations (including bonds, notes and other securities) not hereafter specifically pledged, paid, deposited or delivered under the Mortgage or covenanted so to be; (2) merchandise, equipment, materials or supplies held for the purpose of sale in the usual course of business and fuel, oil and similar materials and supplies consumable in the operation of any properties of the Company; rolling stock, buses, motor coaches, vehicles and automobiles; (3) bills, notes and accounts receivable, and all contracts, leases and operating agreements not specifically pledged under the Mortgage, as heretofore supplemented, or this Sixty-ninth Supplemental Indenture or covenanted so to be;
(4) electric energy and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; and (5) any property and rights heretofore released from the lien of the Mortgage; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage and this Sixty-ninth Supplemental Indenture in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that either or both of the Trustees or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XII of the Mortgage by reason of the occurrence of a Default as defined in said Article XII.

         TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustees, their successors and assigns forever.

         IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, as heretofore supplemented, this Sixty-ninth Supplemental Indenture being supplemental to the Mortgage.

         AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, as heretofore supplemented, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and the Trustees and the beneficiaries of the trust with respect to said property, and to the Trustees and their successors as Trustees of said property in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage and had been specifically and at length described in and conveyed to the Trustees by the Mortgage as a part of the property therein stated to be conveyed.

         The Company further covenants and agrees to and with the Trustees and their successor or successors in such trust under the Mortgage as follows:

                                    ARTICLE I

                          SEVENTY-FIRST SERIES OF BONDS

         Section 1.(A)(I) There shall be a series of bonds designated "Pollution Control Series N" (herein sometimes referred to as the "Seventy-first Series"), each of which shall also bear the descriptive title "First Mortgage Bond," and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter in this Section specified. Bonds of the Seventy-first Series shall be dated as in Section 10 of the Mortgage provided, and mature on November 1, 2018.

         Bonds of the Seventy-first Series shall be issued as fully registered bonds in denominations of Five Thousand Dollars and, at the option of the Company, in any multiple or multiples of Five Thousand Dollars (the exercise of such option to be evidenced by the execution and delivery thereof); they shall bear interest on each portion thereof corresponding to particular Pollution Control Revenue Refunding Bonds (Carolina Power & Light Company Project), 2000 Series A (the "Wake Bonds") issued by The Wake County Industrial Facilities and Pollution Control Financing Authority (the "Wake Authority") under the Trust Indenture, dated as of June 1, 2000 (the "Wake Indenture"), between the Wake Authority and First Union National Bank, as trustee (the "Wake Trustee," which term includes any successor trustee under the Wake Indenture), from the last Interest Payment Date (as such term is defined in the Wake Indenture (each a "Wake Interest Payment Date")) to which interest on the corresponding Wake Bonds has been paid or, if no interest has been paid on the corresponding Wake Bonds, then from the date of first authentication by the Corporate Trustee of bonds of the Seventy-first Series at the rate from time to time borne by the corresponding Wake Bonds; provided, however, that in no event shall the rate of interest borne by the bonds of the Seventy-first Series exceed 18% per annum. Interest on the bonds of the Seventy-first Series shall be payable on each Wake Interest Payment Date for the corresponding Wake Bonds and at maturity. The principal of, premium, if any, and interest on each said bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.

         (II) The bonds of the Seventy-first Series shall be initially issued in the aggregate principal amount of $67,300,000 to, and registered in the name of, the Wake Trustee in order to secure the obligation of the Company to repay loans of the proceeds of the sale of the Wake Bonds made by the Wake Authority to the Company pursuant to the Loan Agreement, dated as of June 1, 2000 (the "Wake Loan Agreement"), to finance costs of refunding the outstanding $67,300,000 Pollution Control Revenue Bonds (Carolina Power & Light Company Project) Series 1985A.

         The Company's obligation to make payments with respect to the principal of, premium, if any, and interest on the bonds of the Seventy-first Series shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of, and/or premium, if any, and interest on the Wake Bonds, issued contemporaneously herewith, shall have been fully or partially paid (other than by the application of the proceeds of a payment in respect of the bonds of the Seventy-first Series or of payments made under the Policy (as such term is defined in the Wake Indenture) (the "Wake Policy")), as the case may be, or there shall have been deposited with the Wake Trustee pursuant to the Wake Indenture trust funds sufficient under the Wake Indenture to pay fully or partially, as the case may be, the corresponding amount then due of principal of, and/or premium, if any, and/or interest on, the Wake Bonds (other than by the application of the proceeds of a payment in respect of the bonds of the Seventy-first Series or of payments made under the Wake Policy).

         Upon payment of the principal of, premium if any, and interest due on the Wake Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Wake Indenture (other than by the application of the proceeds of a payment in respect of the bonds of the Seventy-first Series or of payments made under the Wake Policy), bonds of the Seventy-first Series in a principal amount equal to the principal amount of Wake Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged, and the obligations of the Company thereunder shall be terminated and the bonds of the Seventy-first Series shall be surrendered to the Corporate Trustee and canceled by the Corporate Trustee in accordance with
Section 56 of the Mortgage, except as otherwise provided in the Wake Indenture.

         From and after the Release Date (as defined in the Wake Indenture (the "Wake Release Date")), and upon delivery to the Wake Trustee of the documents provided for in Section 4.01(a)(iii) of the Wake Loan Agreement, the bonds of the Seventy-first Series shall be deemed fully paid, satisfied and discharged, the obligation of the Company thereunder shall be terminated, and the bonds of the Seventy-first Series shall be surrendered to the Corporate Trustee and canceled by the Corporate Trustee in accordance with Section 56 of the Mortgage.

         The Corporate Trustee may conclusively presume that the obligation of the Company to pay the principal of, premium, if any, and interest on the bonds of the Seventy-first Series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Wake Trustee, signed by its President, a Vice President or a Trust Officer, stating that the corresponding payment of principal of, or premium, if any, or interest on the Wake Bonds has become due and payable and has not been fully paid and, with respect to principal and premium, if any, of the Wake Bonds, specifying the principal of, and premium, if any, on the Wake Bonds then due and payable and the amount of funds required to make such payment, and, with respect to interest on the Wake Bonds, specifying the last date to which interest has been paid, the applicable rate of interest and the amount of funds required to make such payment.

         (III) In the event that any Wake Bonds are to be redeemed pursuant to the Wake Indenture, bonds of the Seventy-first Series, in a principal amount equal to the principal amount of Wake Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Wake Bonds, at the principal amount thereof plus accrued interest to such redemption date and, should any of the Wake Bonds so to be redeemed be redeemable at a price that includes a redemption premium, together, in the case of the corresponding bonds of the Seventy-first Series, with premium in an amount equal to such redemption premium on such Wake Bonds.

         In the event that the principal of the Wake Bonds shall have been declared by the Wake Trustee to be due and payable pursuant to Section 12.03(1) of the Wake Indenture, the bonds of the Seventy-first Series then Outstanding shall be redeemed by the Company, immediately and on the same date as the Wake Bonds thereby become so due and payable, at the principal amount thereof plus accrued and unpaid interest, if any, to the date of their payment, together with premium in an amount equal to any premium due and payable in respect of the Wake Bonds (whether as a component of Purchase Price (as defined in the Wake Indenture) or otherwise); provided, however, that if such declaration and its consequences in respect of the Wake bonds shall have been rescinded and annulled in accordance with the provisions of Section 12.03(2) of the Wake Indenture, the Company shall not be required so to redeem any bonds of the Seventy-first Series.

         The Corporate Trustee may conclusively presume that no redemption of bonds of the Seventy-first Series is required pursuant to this subsection (III) unless and until it shall have received a written notice from the Wake Trustee, signed by its President, a Vice President or a Trust Officer, stating that the Wake Bonds are to be redeemed pursuant to the Wake Indenture or stating that the principal of the Wake Bonds has been declared by the Wake Trustee to be due and payable pursuant to Section 12.03(1) of the Wake Indenture, as the case may be, and specifying the principal amount and premium, if any, and accrued and unpaid interest, if any, and redemption date of the Wake Bonds to be so redeemed. Said notice shall also contain a waiver of notice of said redemption by the Wake Trustee, as holder of all the bonds of the Seventy-first Series then Outstanding.

         Bonds of the Seventy-first Series shall not be redeemable at the option of the Company except as provided in this subsection (III).

         (IV) The Company hereby waives its right to have any notice of redemption pursuant to subsection (III) of this Section 1(A) state that such notice is subject to the receipt of the redemption moneys by the Corporate Trustee before the date fixed for redemption. Notwithstanding the provisions of
Section 52 of the Mortgage, any such notice under such subsection shall not be conditional.

         (V) The bonds of the Seventy-first Series shall not be transferable except as required to effect an assignment to a successor trustee under the Wake Indenture or a nominee of such trustee, any such transfer to be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

         At the option of the registered owner, any bonds of the Seventy-first Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations. The bonds of the Seventy-first Series may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage or agreement with respect thereto.

         Upon any exchange or transfer of bonds of the Seventy-first Series, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge required to be paid by the Company, as provided in Section 12 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of said Series.

         (VI) The Company covenants and agrees that, prior to the Wake Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of the Seventy-first Series to be less than the then outstanding principal amount of the Wake Bonds.

                         SEVENTY-SECOND SERIES OF BONDS

         (B)(I) There shall be a series of bonds designated "Pollution Control Series O" (herein sometimes referred to as the "Seventy-second Series"), each of which shall also bear the descriptive title "First Mortgage Bond," and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter in this Section specified. Bonds of the Seventy-second Series shall be dated as in Section 10 of the Mortgage provided, and mature on November 1, 2018.

         Bonds of the Seventy-second Series shall be issued as fully registered bonds in denominations of Five Thousand Dollars and, at the option of the Company, in any multiple or multiples of Five Thousand Dollars (the exercise of such option to be evidenced by the execution and delivery thereof); they shall bear interest on each portion thereof corresponding to particular Pollution Control Revenue Refunding Bonds (Carolina Power & Light Company Project), 2000 Series A (the "Person Bonds") issued by The Person County Industrial Facilities and Pollution Control Financing Authority (the "Person Authority") under the Trust Indenture, dated as of June 1, 2000 (the "Person Indenture"), between the Person Authority and First Union National Bank, as trustee (the "Person Trustee," which term includes any successor trustee under the Person Indenture), from the last Interest Payment Date (as such term is defined in the Person Indenture (each a "Person Interest Payment Date")) to which interest on the corresponding Person Bonds has been paid or, if no interest has been paid on the corresponding Person Bonds, then from the date of first authentication by the Corporate Trustee of bonds of the Seventy-second Series at the rate from time to time borne by the corresponding Person Bonds; provided, however, that in no event shall the rate of interest borne by the bonds of the Seventy-second Series exceed 18% per annum. Interest on the bonds of the Seventy-second Series shall be payable on each Person Interest Payment Date for the corresponding Person Bonds and at maturity. The principal of, premium, if any, and interest on each said bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.

         (II) The bonds of the Seventy-second Series shall be initially issued in the aggregate principal amount of $55,640,000 to, and registered in the name of, the Person Trustee in order to secure the obligation of the Company to repay loans of the proceeds of the sale of the Person Bonds made by the Person Authority to the Company pursuant to the Loan Agreement, dated as of June 1, 2000 (the "Person Loan Agreement"), to finance costs of refunding the outstanding $55,640,000 Pollution Control Revenue Refunding Bonds (Carolina Power & Light Company Projects) Series 1992A.

         The Company's obligation to make payments with respect to the principal of, premium, if any, and interest on the bonds of the Seventy-second Series shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of, and/or premium, if any, and/or interest then due on the Person Bonds, issued contemporaneously herewith, shall have been fully or partially paid (other than by the application of the proceeds of a payment in respect of the bonds of the Seventy-second Series or of payments made under the Policy (as such term is defined in the Person Indenture) (the "Person Policy")), as the case may be, or there shall have been deposited with the Person Indenture Trustee pursuant to the Person Indenture trust funds sufficient under the Person Indenture to pay fully or partially, as the case may be, the corresponding amount then due of principal of, and/or premium, if any, and/or interest on, the Person Bonds (other than by the application of the proceeds of a payment in respect of the bonds of the Seventy-second Series or of payments made under the Person Policy).

         Upon payment of the principal of, premium if any, and interest due on the Person Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Person Indenture (other than by the application of the proceeds of a payment in respect of the bonds of the Seventy-second Series or of payments made under the Person Policy), bonds of the Seventy-second Series in a principal amount equal to the principal amount of Person Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged, and the obligations of the Company thereunder shall be terminated and the bonds of the Seventy-second Series shall be surrendered to the Corporate Trustee and canceled by the Corporate Trustee in accordance with
Section 56 of the Mortgage, except as otherwise provided in the Person
Indenture.

         From and after the Release Date (as defined in the Person Indenture (the "Person Release Date")), and upon delivery to the Person Trustee of the documents provided for in Section 4.01(a)(iii) of the Person Loan Agreement, the bonds of the Seventy-second Series shall be deemed fully paid, satisfied and discharged, the obligation of the Company thereunder shall be terminated, and the bonds of the Seventy-second Series shall be surrendered to the Corporate Trustee and canceled by the Corporate Trustee in accordance with Section 56 of the Mortgage.

         The Corporate Trustee may conclusively presume that the obligation of the Company to pay the principal of, premium, if any, and interest on the bonds of the Seventy-second Series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Person Trustee, signed by its President, a Vice President or a Trust Officer, stating that the corresponding payment of principal of, or premium, if any, or interest on the Person Bonds has become due and payable and has not been fully paid and, with respect to principal and premium, if any, of the Person Bonds, specifying the principal of, and premium, if any, on the Person Bonds then due and payable and the amount of funds required to make such payment, and, with respect to interest on the Person Bonds, specifying the last date to which interest has been paid, the applicable rate of interest and the amount of funds required to make such payment.

         (III) In the event that any Person Bonds are to be redeemed pursuant to the Person Indenture, bonds of the Seventy-second Series, in a principal amount equal to the principal amount of Person Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Person Bonds, at the principal amount thereof plus accrued interest to such redemption date, and, should any of the Person Bonds so to be redeemed by redeemable at a price that includes a redemption premium, together, in the case of the corresponding bonds of the Seventy-second Series, with a premium in an amount equal to such redemption premium on such Person Bonds.

         In the event that the principal of the Person Bonds shall have been declared by the Person Trustee to be due and payable pursuant to Section 12.03(1) of the Person Indenture, the bonds of the Seventy-second Series then Outstanding shall be redeemed by the Company, immediately and on the same date as the Person Bonds thereby become so due and payable, at the principal amount thereof plus accrued and unpaid interest, if any, to the date of their payment, together with premium in an amount equal to any premium due and payable in respect of the Person Bonds (whether as a component of Purchase Price (as defined in the Person Indenture) or otherwise); provided, however, that if such declaration and its consequences in respect of the Person Bonds shall have been rescinded and annulled in accordance with the provisions of Section 12.03(2) of the Person Indenture, the Company shall not be required so to redeem any bonds of the Seventy-second Series.

         The Corporate Trustee may conclusively presume that no redemption of bonds of the Seventy-second Series is required pursuant to this subsection (III) unless and until it shall have received a written notice from the Person Trustee, signed by its President, a Vice President or a Trust Officer, stating that the Person Bonds are to be redeemed pursuant to the Person Indenture or stating that the principal of the Person Bonds has been declared by the Person Trustee to be due and payable pursuant to Section 12.03(1) of the Person Indenture, as the case may be, and specifying the principal amount and premium, if any, and accrued and unpaid interest, if any, and redemption date of the Person Bonds to be so redeemed. Said notice shall also contain a waiver of notice of said redemption by the Person Trustee, as holder of all the bonds of the Seventy-second Series then Outstanding.

         Bonds of the Seventy-second Series shall not be redeemable at the option of the Company except as provided in this subsection (III).

         (IV) The Company hereby waives its right to have any notice of redemption pursuant to subsection (III) of this Section 1(B) state that such notice is subject to the receipt of the redemption moneys by the Corporate Trustee before the date fixed for redemption. Notwithstanding the provisions of
Section 52 of the Mortgage, any such notice under such subsection shall not be conditional.

         (V) The bonds of the Seventy-second Series shall not be transferable except as required to effect an assignment to a successor trustee under the Person Indenture or a nominee of such trustee, any such transfer to be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

         At the option of the registered owner, any bonds of the Seventy-second Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations. The bonds of the Seventy-second Series may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage or agreement with respect thereto.

         Upon any exchange or transfer of bonds of the Seventy-second Series, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge required to be paid by the Company, as provided in Section 12 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of said Series.

         (VI) The Company covenants and agrees that, prior to the Person Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of the Seventy-second Series to be less than the then outstanding principal amount of the Person Bonds.


                                   ARTICLE II

               CERTAIN PROVISIONS WITH RESPECT TO FUTURE ADVANCES

         SECTION 2. Upon the filing of this Sixty-ninth Supplemental Indenture for record in all counties in which the Mortgaged and Pledged Property is located, and until a further indenture or indentures supplemental to the Mortgage shall be executed and delivered by the Company to the Trustees pursuant to authorization by the Board of Directors of the Company and filed for record in all counties in which the Mortgaged and Pledged Property is located further increasing or decreasing the amount of future advances which may be secured by the Mortgage, as supplemented, the Mortgage, as supplemented, may secure future advances and other indebtedness and sums not to exceed in the aggregate $750,000,000, in addition to $2,139,070,000 in aggregate principal amount of bonds to be Outstanding at the time of such filing, and all such advances and other indebtedness and sums shall be secured by the Mortgage, as supplemented, equally, to the same extent and with the same priority, as the amount originally advanced on the security of the Mortgage, namely, $46,000,000, and such advances and other indebtedness and sums may be made or become owing and may be repaid and again made or become owing and the amount so stated shall be considered only as the total amount of such advances and other indebtedness and sums as may be outstanding at one time.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

         SECTION 3. Subject to any amendments provided for in this Sixty-ninth Supplemental Indenture, the terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this Sixty-ninth Supplemental Indenture, have the meanings specified in the Mortgage, as heretofore supplemented.

         SECTION 4. The Trustees hereby accept the trusts herein declared, provided, created or supplemented and agree to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented, set forth and upon the following terms and conditions:

                  The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Sixty-ninth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general each and every term and condition contained in Article XVI of the Mortgage shall apply to and form part of this Sixty-ninth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Sixty-ninth Supplemental Indenture.

         SECTION 5. Subject to the provisions of Article XV and Article XVI of the Mortgage, whenever in this Sixty-ninth Supplemental Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Sixty-ninth Supplemental Indenture contained by or on behalf of the Company or by or on behalf of the Trustees shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

         SECTION 6. Nothing in this Sixty-ninth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the Outstanding bonds and coupons, any right, remedy or claim under or by reason of this Sixty-ninth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Sixty-ninth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the Outstanding bonds and coupons.

         SECTION 7. This Sixty-ninth Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, Carolina Power & Light Company has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents or its Treasurer and its corporate seal to be attested by its Secretary or one of its Assistant Secretaries, and The Bank of New York has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents or Assistant Vice Presidents, and its corporate seal to be attested by one of its Assistant Vice Presidents or Assistant Secretaries and Douglas J. MacInnes has hereunto set his hand and affixed his seal, all as of the day and year first above written.

                                  CAROLINA POWER & LIGHT COMPANY



                                  By:  /s/ Mark F. Mulhern
                                 ----------------------------------------------
                                  Mark F. Mulhern, Vice President and Treasurer

ATTEST:

/s/ Robert M. Williams
--------------------------------------------
Robert M. Williams, Assistant Secretary



Executed, sealed and delivered by
     CAROLINA POWER & LIGHT
     COMPANY in the presence of:

/s/ Sarah C. Nelson
------------------------------------
         Sarah C. Nelson

/s/ Kimberley C. Cross
------------------------------------
         Kimberley C. Cross




                       (Trustees' Signature Page Follows)

                            Trustees' Signature Page

          Sixty-ninth Supplemental Indenture dated as of June 1, 2000, to Mortgage and Deed of Trust dated as of May 1, 1940




                                            THE BANK OF NEW YORK, as Trustee




                                            By: /s/ Michael Culhane
                                            ------------------------------------
                                                Michael Culhane, Vice President


ATTEST:


/s/ Suzanne J. MacDonald
--------------------------------------------
        Suzanne J. MacDonald,
Vice President and Assistant Secretary


                                            /s/ Douglas J. MacInnes     (L. S.)
                                            ----------------------------
                                                   DOUGLAS J. MACINNES


Executed, sealed and delivered
     by THE BANK OF NEW YORK, and
     DOUGLAS J. MACINNES
     in the presence of:


/s/ Sherma Thomas
------------------------------------
          Sherma Thomas


/s/ Patrick J. O'Leary
------------------------------------
          Patrick J. O'Leary

STATE OF NORTH CAROLINA                  )
                                         )  SS.:
COUNTY OF WAKE                           )

         This 15th day of June, A.D. 2000, personally came before me, DIANE T. PARRISH, a Notary Public for Wake County, MARK F. MULHERN, who, being by me duly sworn, says that he is the Vice President and Treasurer of CAROLINA POWER & LIGHT COMPANY, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said company, and that said writing was signed and sealed by him in behalf of said corporation by its authority duly given. And the said MARK F. MULHERN acknowledged the said writing to be the act and deed of said corporation.

         On the 15th day of June, in the year of 2000, before me personally came MARK F. MULHERN, to me known, who, being by me duly sworn, did depose and say that he resides at 109 Deer Valley Drive, Apex, North Carolina 27502, State of North Carolina; that he is the Vice President and Treasurer of CAROLINA POWER & LIGHT COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                    /s/ Diane T. Parrish
                                    --------------------------------------------
                                             DIANE T. PARRISH
                                        Notary Public, State of North Carolina
                                                    Wake County
                                         My Commission Expires:  July 7, 2003


STATE OF NORTH CAROLINA                  )
                                         )  SS.:
COUNTY OF WAKE                           )

         Personally appeared before me SARAH C. NELSON, who being duly sworn, says that she saw the corporate seal of CAROLINA POWER & LIGHT COMPANY affixed to the above written instrument, and that she also saw MARK F. MULHERN, the Vice President and Treasurer, with ROBERT M. WILLIAMS, an Assistant Secretary, of said CAROLINA POWER & LIGHT COMPANY, sign and attest the same, and that she, deponent, with KIMBERLEY C. CROSS, witnessed the execution and delivery thereof as the act and deed of said CAROLINA POWER & LIGHT COMPANY.

                                           /s/ Sarah C. Nelson
                                           -----------------------------------
                                                  Sarah C. Nelson

Sworn to before me this
15th day of June, 2000


/s/ Diane T. Parrish
-----------------------------------------
           DIANE T. PARRISH
Notary Public, State of North Carolina
              Wake County
 My Commission Expires:  July 7, 2003

STATE OF NEW YORK                )
                                 ) SS.:
COUNTY OF NEW YORK               )

         This 13th day of June, A.D. 2000, personally came before me, WILLIAM J. CASSELS, a Notary Public in and for the County aforesaid, MICHAEL CULHANE, who, being by me duly sworn, says that he is a Vice President of THE BANK OF NEW YORK, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said company, and that said writing was signed and sealed by him in behalf of said corporation by its authority duly given. And the said MICHAEL CULHANE acknowledged the said writing to be the act and deed of said corporation.

         On the 13th day of June, in the year 2000, before me personally came MICHAEL CULHANE, to me known, who, being by me duly sworn, did depose and say that he resides in Bay Ridge, New York; that he is a Vice President of THE BANK OF NEW YORK, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

         I, WILLIAM J. CASSELS, a Notary Public in and for the County aforesaid, do hereby certify that DOUGLAS J. MACINNES personally appeared before me this day and acknowledged the due execution by him as successor Individual Trustee of the foregoing instrument.

         On the 13th day of June, 2000, before me personally came DOUGLAS J. MACINNES, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he, as successor Individual Trustee, executed the same.


         WITNESS my hand and official seal this 13th day of June, 2000.



                                              /s/ William J. Cassels
                                            -----------------------------------
                                                   WILLIAM  J. CASSELS
                                              Notary Pubic, State of New York
                                                     No. 01CA5027729
                                                Qualified in Bronx County
                                           Certificate filed in New York County
                                             Commission Expires May 16, 2002

STATE OF NEW YORK                )
                                 ) SS.:
COUNTY OF NEW YORK               )

         Personally appeared before me SHERMA THOMAS, who, being duly sworn, says that she saw the corporate seal of THE BANK OF NEW YORK affixed to the above written instrument and that she also saw MICHAEL CULHANE, a Vice President, with SUZANNE J. MACDONALD, a Vice President and Assistant Secretary, of said THE BANK OF NEW YORK, sign and attest the same, and that she, deponent, with PATRICK J. O'LEARY, witnessed the execution and delivery thereof as the act and deed of said THE BANK OF NEW YORK.

         Personally appeared before me SHERMA THOMAS, who, being duly sworn, says that she saw the within named DOUGLAS J. MACINNES, as successor Individual Trustee, sign, seal and as his act and deed deliver the foregoing instrument for the purposes therein mentioned, and that she, deponent, with PATRICK J. O'LEARY, witnessed the execution thereof.


                                                /s/ Sherma Thomas
                                                --------------------------
                                                    SHERMA THOMAS




Sworn to before me this
13th day of June, 2000

/s/ William J. Cassels
----------------------------------------
            WILLIAM  J. CASSELS
    Notary Public, State of New York
             No. 01CA5027729
        Qualified in Bronx County
  Certificate filed in New York County
     Commission Expires May 16, 2002